EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly  Report of Crown Marketing   (the "Company") on Form  10-Q for the  period  ending  March 31, 2013, as filed with the Securities and Exchange  Commission on the date hereof  (the "Report"),  I, Learned Hand, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The  information  contained in the Report fairly  presents,  in all material  respects, the financial condition and results of operations of the Company.

May 14, 2013

/s/ Learned Hand

     Learned Hand

   Chief Executive and Financial Officer

    (Principal Executive and Financial Officer)

Date